SCHEDULE 14A
                                 (Rule 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement              [ ] Confidential, for Use of
                                                 Commission Only (as
                                                 permitted by Rule 14a-6(e) (2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             WRL SERIES FUND, INC.
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               (Name of Registrant as Specified in Its Charter)

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   (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1) Title of each class of securities to which transaction applies:

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(2) Aggregate number of securities to which transaction applies:

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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials.

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

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

                          WRL SERIES FUND, INC.
                         GLOBAL SECTOR PORTFOLIO
                           US SECTOR PORTFOLIO
                        FOREIGN SECTOR PORTFOLIO
                           201 HIGHLAND AVENUE
                          LARGO, FLORIDA 33770

                           -------------------

                                NOTICE OF
                     SPECIAL MEETING OF SHAREHOLDERS
                              JUNE 16, 1997

                           -------------------

TO THE SHAREHOLDERS:

      A special meeting of the shareholders of the Global Sector Portfolio, US Sector Portfolio and Foreign Section Portfolio (each a "Portfolio"; collectively, the "Portfolios") of the WRL Series Fund, Inc. (the "Fund), will be held on June 16, 1997 at 10:30 a.m. Eastern Time, at 201 Highland Avenue, Largo, Florida 33770, or any adjournment thereof, for the following purposes:

(1) To approve a new investment advisory agreement for each Portfolio (the "Proposed Advisory Agreement") between the Fund, on behalf of such Portfolio, and WRL Investment Management, Inc. ("WRL Management");

(2) To approve a new investment sub-advisory agreement for each Portfolio (the "Proposed Sub-Advisory Agreement") between WRL Management, with respect to such Portfolio, and Meridian Investment Management Corporation ("Meridian");

 (3) To transact such other business as may properly come before the meeting or any adjournment thereof.

      Please indicate your voting instructions on the enclosed voting instruction form WITH RESPECT TO EACH PORTFOLIO in which you were a beneficial owner as of the record date; sign such voting instruction form; and return it in the envelope provided, which is addressed for your convenience and needs no postage if mailed in the United States.

      In order to avoid the additional expense to the Fund of further solicitation, we ask that you mail your voting form promptly.

      YOUR VOTE IS IMPORTANT. PLEASE RETURN YOUR VOTING INSTRUCTION FORM PROMPTLY NO MATTER HOW MANY SHARES YOU BENEFICIALLY OWN. You are entitled to vote at the meeting and any adjournments thereof if you beneficially owned Portfolio shares at the close of business on April 30, 1997. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign and return the enclosed voting instruction form for each Portfolio in the postage-paid envelope provided.

                                          By Order of the Board of Directors

                                          Thomas E. Pierpan, VICE PRESIDENT
                                          & ASSISTANT SECRETARY

May 12, 1997

                          WRL SERIES FUND, INC.
                         GLOBAL SECTOR PORTFOLIO
                           US SECTOR PORTFOLIO
                        FOREIGN SECTOR PORTFOLIO
                           201 HIGHLAND AVENUE
                          LARGO, FLORIDA 33770

                             PROXY STATEMENT

                     SPECIAL MEETING OF SHAREHOLDERS
                              TO BE HELD ON
                              JUNE 16, 1997

      This is a Proxy Statement for the Global Sector Portfolio, US Sector Portfolio and Foreign Sector Portfolio (each a "Portfolio"; collectively, the "Portfolios") of the WRL Series Fund, Inc., a Maryland corporation (the "Fund"), a series mutual fund consisting of several series or separate investment portfolios. This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of the Fund, on behalf of each Portfolio, to be used at the Fund's special meeting of shareholders of the Portfolios (the "Meeting"). The Meeting will be held on June 16, 1997, at 10:30 a.m. Eastern Time, at 201 Highland Avenue, Largo, Florida 33770, for the purposes set forth in the Notice of the Meeting.

      The primary purposes of the Meeting are: (1) to permit the shareholders of each Portfolio to consider a Proposed Advisory Agreement (described below) between the Fund, on behalf of each Portfolio, and WRL Management, to take effect on June 16, 1997, or as soon thereafter as practicable; and (2) to permit the shareholders of each Portfolio to consider a Proposed Sub-Advisory Agreement (described below) between WRL Management and Meridian, to take effect on June 16, 1997, or as soon thereafter as practicable.

      A majority of the shares of stock outstanding on April 30, 1997, represented in person or by proxy, of each Portfolio must be present for that Portfolio to transact business at the Meeting. In the event that, with respect to a Portfolio, a quorum is present at the Meeting but sufficient votes to approve proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting with respect to that Portfolio to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Portfolio's shares represented at the Meeting in person or by proxy. A shareholder vote of a Portfolio may be taken on any proposal in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

      Each full share outstanding is entitled to one vote and each fractional share outstanding is entitled to a proportionate share of one vote. As of the Record Date, April 30, 1997, the Fund had outstanding _______________ shares of the Global Sector Portfolio, ___________ shares of the US Sector Portfolio and ____________ shares of the Foreign Sector Portfolio (with an aggregate net asset value of $_________, $__________ and $__________, respectively), all of which shares are owned of record by the WRL Series Annuity Account (the "Account") of Western Reserve Life Assurance Co. of Ohio ("Western Reserve") or by Western Reserve directly. Western Reserve, the sole shareholder of the Portfolios, will vote shares held in the Account at the Meeting in accordance with the instructions received from the holders of individual variable annuity contracts ("Contracts" owned by the "Contractowners") whose benefits thereunder are funded through the Account.

      The costs of the Meeting, including the solicitation of proxies and voting instructions, will be paid by the Portfolios. The principal solicitation of proxies and voting instructions will be by the mailing of this Proxy Statement on or about May 12, 1997, but proxies and voting instructions may also be solicited by telephone and/or in person by representatives of the Fund and regular employees of Western Reserve or its affiliates. Such representatives and employees will not receive additional compensation for solicitation activities.

            CONTRACTOWNERS' RIGHT TO INSTRUCT WESTERN RESERVE

      The Fund has agreed to solicit voting instructions from the Contractowners, upon which instructions Western Reserve will vote the shares of the Portfolios at the Meeting on June 16, 1997, and any adjournment thereof. The Fund will mail to each Contractowner of record as of April 30, 1997, a copy of this Proxy Statement. The number of Fund shares in a Portfolio for which a Contractowner may give instructions is determined as follows: the number of Portfolio shares (and corresponding votes) allotted to each Contract will be calculated by dividing the amount of the Contract's value attributable to the Portfolio by $100. Fractional shares will be counted. Based upon the contract value attributable to each Portfolio as of April 30, 1997, Contractowners are entitled to the following aggregate of votes with respect to each of the
Portfolios:

                       OUTSTANDING SHARES            AGGREGATE VOTES BASED ON
PORTFOLIO             OWNED BY THE ACCOUNT       CONTRACT VALUE OF THE PORTFOLIO
---------             --------------------       -------------------------------
Global Sector

US Sector

Foreign Sector

      All shares for which Western Reserve receives properly executed instructions which are not subsequently revoked prior to the Meeting will be voted at the Meeting in accordance with such instructions. Western Reserve will vote the shares of each Portfolio for which no timely instructions are received, and any shares beneficially owned exclusively by Western Reserve, in proportion to the voting instructions which are received with respect to all Contracts participating in such Portfolio. Abstentions will be applied on a PRO RATA basis to reduce the votes eligible to be cast.

      To the knowledge of the Fund, no person has the right to instruct Western Reserve with respect to 5% or more of the shares of any Portfolio. However, the proportionate voting policy may result in certain Contractowners' instructions affecting the vote of 5% or more of total outstanding shares of a Portfolio. These particular Contractowners and the percentage of votes which their instruction may affect will depend upon which Contractowners provide instructions and which Contractowners do not. Because no director or executive officer of the Fund holds a Contract whose benefits thereunder are funded by the Portfolios, none has the right to instruct Western Reserve as to any shares of any Portfolio.

      Western Reserve will vote in accordance with the direction as indicated in your enclosed voting instruction form(s) provided it is received properly executed prior to the Meeting. If you properly execute your voting instruction form(s) and give no voting instruction, your shares will be voted in proportion to the voting instructions which are received with respect to all Contracts participating in each applicable Portfolio. Abstentions will be counted as present for purposes of determining a quorum, but will not be counted as voting with respect to those proposals from which Contractowners abstain. Voting instructions may be revoked at any time prior to their exercise by execution of a subsequent voting instruction form, by written notice to the Secretary of the Fund or by voting in person at the Meeting.

      Shareholders of each Portfolio will vote separately from shareholders of the other Portfolios on the Proposed Advisory Agreement as it applies to such Portfolio, and the Proposed Sub-Advisory Agreement as it relates to such Portfolio. For each Portfolio, the Board of Directors recommends that you cast your vote:

      FOR approval of the Proposed Advisory Agreement as it applies to such Portfolio.

      FOR approval of the Proposed Sub-Advisory Agreement as it relates to such Portfolio.

      Each of these proposals is described in more detail below, and in the attached Exhibits. The Exhibits are an important part of this Proxy Statement; please consult them carefully as you review this Proxy Statement and evaluate the proposals.

      With respect to a Portfolio, the Proposed Advisory Agreement and Proposed Sub-Advisory Agreement must be approved by a "vote of a majority of the outstanding voting securities" of such Portfolio, as defined in Section 2(a)(42) of the Investment Company Act of 1940, as amended (the "1940 Act"). The "vote of a majority of the outstanding voting securities" means the vote of the lesser of: (i) 67% or more of the shares of the Portfolio entitled to vote thereon present at the Meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Portfolio entitled to vote thereon.

      SHAREHOLDERS OF EACH PORTFOLIO MUST APPROVE BOTH (I) THE PROPOSED ADVISORY AGREEMENT, AS IT APPLIES TO SUCH PORTFOLIO, AND (II) THE PROPOSED SUB-ADVISORY AGREEMENT, AS IT RELATES TO SUCH PORTFOLIO, IN ORDER FOR EACH OF THESE PROPOSALS TO BE IMPLEMENTED WITH RESPECT TO THAT PORTFOLIO.

                              INTRODUCTION

      Currently, WRL Management acts as investment adviser of each Portfolio pursuant to an investment advisory agreement dated January 1, 1997 (the "Current Advisory Agreement"). Under the Current Advisory Agreement, WRL Management is responsible for providing investment management and supervision services to each Portfolio. With respect to each Portfolio, WRL Management had in turn entered into an investment sub-advisory agreement with Meridian dated January 1, 1997 (the "Current Sub-Advisory Agreement"), and an investment sub-advisory agreement with INVESCO Global Asset Management Limited ("INVESCO Management") dated January 1, 1997 (the "INVESCO Sub-Advisory Agreement"). Under the Current Sub-Advisory Agreement, Meridian is formally responsible for making asset allocation, industry and country selections for each Portfolio. Under the INVESCO Sub-Advisory Agreement, INVESCO Management was formally responsible for actually selecting individual securities and other assets for each Portfolio within the constraints of Meridian's asset allocation, industry and country selections.

      The consummation of a merger involving INVESCO PLC (an English holding company of which INVESCO Management was an indirect wholly-owned subsidiary) and AIM Management Group Inc. on February 28, 1997, resulted in an assignment of the INVESCO Sub-Advisory Agreement; accordingly, on such date the INVESCO Sub-Advisory Agreement terminated automatically, as required by Section 15(a)(4) of the 1940 Act. Thereafter, INVESCO Management has provided no services and has earned no compensation from WRL Management or the Fund. Instead, beginning February 28, 1997, Meridian has -- voluntarily and for no additional compensation beyond that set forth in the Current Sub-Advisory Agreement, pending shareholder consideration and approval of the Proposed Sub-Advisory Agreement (see Proposal No. 2 below) -- assumed responsibility for actually selecting individual securities and other assets in addition to making asset allocation, industry and country selections for each Portfolio. In turn, also beginning February 28, 1997, WRL Management has -- pending shareholder consideration and approval of the Proposed Advisory Agreement (see Proposal No. 1 below) -- waived an amount of the monthly compensation to which it is entitled under the Current Advisory Agreement that is equal to the amount WRL Management would otherwise have been obligated to pay to INVESCO Management, had the INVESCO Sub-Advisory Agreement not terminated.

         ------------------------------------------------------

                             PROPOSAL NO. 1:
               TO APPROVE THE PROPOSED ADVISORY AGREEMENT
                   BETWEEN THE FUND AND WRL MANAGEMENT

         ------------------------------------------------------

      Prior to and at a meeting on April 10, 1997, the Board of Directors of the Fund, including a majority of directors who are not parties to the Proposed Advisory Agreement or interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of any such party ("disinterested directors") reviewed and, at that Board meeting, unanimously approved, the terms of the Proposed Advisory Agreement on the basis that its execution would be in the best interest of each Portfolio and its shareholders and authorized its submission to the shareholders of each Portfolio for their approval. The Proposed Advisory Agreement, as it applies to each Portfolio, will take effect for such Portfolio on June 16, 1997, or as soon thereafter as practicable, following its approval by vote of a majority of the outstanding voting securities of such Portfolio.

WRL INVESTMENT MANAGEMENT, INC.

      WRL Management, a Florida corporation, located at 201 Highland Avenue, Largo, Florida 33770, currently serves as the investment adviser of the Fund. WRL Management is a direct wholly-owned subsidiary of Western Reserve, a stock life insurance company which is wholly-owned by First AUSA Life Insurance Company ("First AUSA"), a stock life insurance company which is wholly-owned by AEGON USA, Inc. ("AEGON"). AEGON is a financial services holding company whose primary emphasis is on life and health insurance and annuity and investment products. AEGON is a wholly-owned indirect subsidiary of AEGON nv, a Netherlands corporation, which is a publicly-traded international insurance group.

      WRL Management does not currently act as investment adviser with respect to any registered investment company other than the Fund.

      WRL Management's directors and principal executive officer, together with their principal occupations, are listed below. The address of each is c/o WRL Investment Management, Inc., 201 Highland Avenue, Largo, Florida 33770.

NAME, POSITION
   WITH WRL
  MANAGEMENT       PRINCIPAL OCCUPATION
--------------     --------------------

John R. Kenney,    Chairman of the Board of Directors, Chief Executive Officer
Chairman of the    and President, Western Reserve Life Assurance Co. of Ohio;
Board of           Chairman of the Board of Directors, WRL Investment Services,
Directors          Inc.; Director, Idex Management, Inc. (investment adviser);
                   Chairman of the Board of Directors and President, WRL Series
                   Fund, Inc.; Trustee and Chairman, IDEX Series Fund
                   (investment company); Chairman and Director, InterSecurities,
                   Inc.; Chairman, AEGON AssetManagement Services, Inc.

Alan M. Yaeger,    Executive Vice President, Actuary and Chief Financial
Director           Officer, Western Reserve Life Assurance Co. of Ohio;
                   Director, WRL Investment Services, Inc.; Executive Vice
                   President, WRL Series Fund, Inc.

G. John Hurley,    Executive Vice President, Western Reserve Life Assurance
Director           Co. of Ohio; Director, WRL Investment Services, Inc.;
                   Executive Vice President and Director, WRL Series Fund, Inc.;
                   President, Chief Executive Officer and Trustee, IDEX Series
                   Fund; President, Chief Executive Officer and Director,
                   InterSecurities, Inc.; Director, President and Chief
                   Executive Officer, AEGON Asset Management Services, Inc.

Kenneth P. Beil,   Vice President and Assistant Treasurer, Western Reserve
President and      Life Assurance Co. of Ohio; Vice President Fund Operations
Treasurer          and Principal Accounting Officer, WRL Series Fund, Inc.;
                   President, WRL Investment Services, Inc.

      Except as set forth in the table above with respect to Messrs. Kenney, Yaeger, Hurley and Beil, no officer or director of the Fund is also an officer, employee, director or shareholder of WRL Management, other than Thomas E. Pierpan, Vice President and Assistant Secretary of the Fund, and who is also Vice President, Secretary and General Counsel of WRL Management (and

Vice President, Associate General Counsel and Assistant Secretary of Western Reserve), and Priscilla I. Hechler, Assistant Vice President and Assistant Secretary of the Fund, and who is also Assistant Vice President and Assistant Secretary of WRL Management (and Assistant Vice President and Assistant Secretary of Western Reserve). No officer or director of the Fund (who is not a director of WRL Management) owns securities or has any other material direct or indirect interest in WRL Management or a person controlling, controlled by or under common control with WRL Management.

THE CURRENT ADVISORY AGREEMENT

      WRL Management has served as the investment adviser of the Fund, with respect to the Portfolios, under the Current Advisory Agreement since January 1, 1997. Subject to the supervision and direction of the Fund's Board of Directors, WRL Management is generally responsible for managing the Portfolios in accordance with each Portfolio's stated investment objective and policies. As compensation for its services to the Portfolios, WRL Management currently is entitled to receive monthly compensation from the Fund at an annual rate of 1.10% of the average daily net assets of each Portfolio.

      Pursuant to the Current Advisory Agreement, WRL Management expressly has the responsibility: to furnish continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time; to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Board of Directors and appropriate officers of the Fund fully informed as to the conditions of each investment portfolio of the Portfolios, the investment recommendations of WRL Management, and the investment considerations which have given rise to those recommendations; to supervise the purchase and sale of securities of the Portfolios as directed by the appropriate officers of the Fund; and to maintain all books and records required to be maintained by WRL Management pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. WRL Management pays all expenses incurred in connection with the performance of its responsibilities. Each Portfolio pays all other expenses incurred in its operation, including general administrative expenses, accounting fees, legal fees and investment advisory fees.

      Under its terms, the Current Advisory Agreement, as it applies to each Portfolio, will continue in effect until January 1, 1999, and from year to year thereafter, so long as such continuance is specifically approved at least annually by the vote of a majority of the disinterested directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the directors of the Fund or the affirmative vote of a majority of the outstanding voting securities of such Portfolio. The Current Advisory Agreement may be terminated with respect to a Portfolio at any time by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Portfolio, in each case without penalty on 60 days' written notice to WRL Management, or by WRL Management on 60 days' written notice to the Fund, and will automatically terminate in the event of its assignment. The Current Advisory Agreement may be amended with respect to a Portfolio only with the approval by the affirmative vote of a majority of the outstanding voting securities of the Portfolio and the approval by the vote of a majority of the disinterested directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of such amendment.

      The terms of the Current Advisory Agreement were approved by the Board of Directors of the Fund, including by vote of a majority of its disinterested directors cast in person, at a meeting called for such purpose and held on October 3, 1996, and approved by the vote of a majority of the outstanding voting securities of each Portfolio at a special meeting of shareholders on December 16, 1996. The Current Advisory Agreement was submitted to a vote of shareholders of the Fund at that time to permit an internal restructuring of Western Reserve, the Fund's investment adviser prior to January 1, 1997. On that date, which was the effective date of the Current Advisory Agreement, WRL Management, as a newly-formed direct wholly-owned subsidiary of Western Reserve, succeeded to Western Reserve's business as an investment manager and supervisor of registered investment companies (but not to Western Reserve's business as a provider of certain administrative services to registered investment companies).

     During the Fund's fiscal year ended December 31, 1996, the Fund paid Western Reserve (under a prior investment advisory agreement) an aggregate investment advisory fee of $26,485, $6,446 and $8,289 for investment management and supervision services and for certain administrative services, on behalf of the Global Sector Portfolio, US Sector Portfolio and Foreign Sector Portfolio, respectively. During that year, the Fund paid no fees to Western Reserve, its affiliates or any affiliate of such affiliates, for services provided to the Fund other than under the prior investment advisory agreement

THE PROPOSED ADVISORY AGREEMENT

     The Proposed Advisory Agreement is substantially identical to the Current Advisory Agreement, except for: (i) a reduction in the investment advisory fee, as a percentage of net assets of each Portfolio, payable to WRL Management by the Fund from the assets of such Portfolio; and (ii) the date of execution, and effectiveness and termination. In essence, the Proposed Advisory Agreement constitutes merely an amendment to -- specifically, a reduction in the investment advisory fee specified in -- the Current Advisory Agreement. The description herein of the terms of the Proposed Advisory Agreement is qualified by reference to the full text of the Form of Proposed Advisory Agreement itself, which appears as Exhibit A to this Proxy Statement and is marked to highlight the changes from the Current Advisory Agreement.

     The Proposed Advisory Agreement makes permanent WRL Management's current waiver, which began February 28, 1997, of an amount of the monthly compensation to which it is entitled under the Current Advisory Agreement that it would otherwise have been obligated to pay to INVESCO Management, which ceased to provide investment sub-advisory services to the Fund with respect to the Portfolios as of that date. At the current asset size of each Portfolio, the amount of this ongoing waiver and the corresponding proposed reduction in the investment advisory fee under the Proposed Advisory Agreement is at an annual rate of 0.30% of the average daily net assets of each Portfolio. Therefore, the resulting monthly compensation to be received by WRL Management under the Proposed Advisory Agreement is at an annual rate of 0.80% of the average daily net assets of each Portfolio (1.10%, the current advisory fee, LESS 0.30%). If the investment advisory fee under the Proposed Advisory Agreement had been in effect during the Fund's fiscal year ended December 31, 1996, the Fund would have paid Western Reserve an aggregate investment advisory fee of $19,262, $4,688 and $6,028 for investment management and supervision services, on behalf of the Global Sector Portfolio, US Sector Portfolio and Foreign Sector Portfolio, respectively. Thus, had the proposed fee been in effect during that year, the aggregate investment advisory fee for each Portfolio would have been 73% of the aggregate investment advisory fee actually paid by the Fund to Western Reserve.

     In evaluating the Proposed Advisory Agreement, the Board considered that, except for the reduction in the investment advisory fee and the dates of execution, and effectiveness and termination, the terms of the Proposed Advisory Agreement are the same, in all material respects, as the terms of the Current Advisory Agreement. The Board also considered the nature, quality and extent of services provided under the Current Advisory Agreement and the skills and capabilities of WRL Management regarding its continued ability to provide such services. Accordingly, the Board expects each Portfolio to receive the same investment management and supervision services under the Proposed Advisory Agreement as it receives under the Current Advisory Agreement, albeit with a lower investment advisory fee.

     Based upon the Directors' review and evaluation of the information presented, and in consideration of all factors deemed relevant to their deliberations, the Board of Directors determined that the Proposed Advisory Agreement is fair, reasonable, and in the best interest of each Portfolio and its shareholders. Accordingly the Board, including the disinterested directors, unanimously approved the terms of the Proposed Advisory Agreement and determined to submit the Proposed Advisory Agreement for consideration by the shareholders of each Portfolio. If the

Proposed Advisory Agreement is not approved by the shareholders of a Portfolio, the Board will consider what steps to take in the best interest of that Portfolio and its shareholders.

            THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED ADVISORY AGREEMENT WITH RESPECT TO EACH PORTFOLIO

           ----------------------------------------------------------
                                 PROPOSAL NO. 2:
                 TO APPROVE THE PROPOSED SUB-ADVISORY AGREEMENT
                       BETWEEN WRL MANAGEMENT AND MERIDIAN
           ----------------------------------------------------------

     Prior to and at a meeting on April 10, 1997, the Board of Directors of the Fund, including a majority of directors who are not parties to the Proposed Sub-Advisory Agreement or interested persons (within the meaning of Section 2(a)(19) of the 1940 Act) of any such party ("disinterested directors") reviewed and, at that Board meeting, unanimously approved, the terms of the Proposed Sub-Advisory Agreement on the basis that its execution would be in the best interest of each Portfolio and its shareholders and authorized its submission to the shareholders of each Portfolio for their approval. The Proposed Sub-Advisory Agreement, as it relates to each Portfolio, will take effect for such Portfolio on June 16, 1997, or as soon thereafter as practicable, following its approval by vote of a majority of the outstanding voting securities of such Portfolio.

MERIDIAN INVESTMENT MANAGEMENT CORPORATION

     Meridian, located at 12835 East Arapahoe Road, Tower II, Penthouse, Englewood, Colorado 80112, currently serves as the investment sub-adviser of the Portfolios. Meridian is a wholly-owned subsidiary of Meridian Management & Research Corporation ("MM&R"). Michael J. Hart and Dr. Craig T. Callahan each own 50% of MM&R.

     Meridian provides investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. For any other registered investment company portfolio advised or sub-advised by Meridian and having an investment objective similar to that of the Global Sector Portfolio, US Sector Portfolio, or Foreign Sector Portfolio, the following table identifies and sets forth the size of such portfolio as of March 31, 1997, and the rate of Meridian's investment advisory or sub-advisory compensation:

INVESTMENT    REGISTERED   NAME OF ITS PORTFOLIO                    ANNUAL
OJECTIVE      INVESTMENT   WITH SIMILAR              NET ASSETS     SUB-ADVISORY
SIMILAR TO    COMPANY      INVESTMENT OBJECTIVE      AS OF 3/31/97  FEE RATE

Global Sector Security     Security Asset Allocation $6 million       0.40%
              Equity Fund  Fund

Global Sector SBL Fund     Specialized Asset         $43 million      0.40%
                           Allocation Series

---------------------
*  Annual percentage of the average daily net assets of the portfolio.

     Meridian's directors and principal executive officers, together with their principal occupations, are listed below. The address of each is c/o Meridian Investment Management Corporation, 12835 East Arapahoe Road, Tower II, Penthouse, Englewood, Colorado 80112.

NAME, POSITION
WITH MERIDIAN         PRINCIPAL OCCUPATION

Dr. Craig T.          Director,  Secretary,  Treasurer  and  Chief  Investment
Callahan,             Officer,  Meridian  Management  & Research  Corporation;
Director, Secretary,  Vice President,  Meridian Clearing Corp.;  Trustee, ICON
Treasurer, Chairman   Funds.
of the Investment
Committee and Chief
Investment Officer

Michael J. Hart,      Director and President,  Meridian  Management & Research
Director and          Corporation;  Director and President,  Meridian Clearing
President             Corp.; Trustee and President, ICON Funds.

     No officer or director of the Fund is an officer, employee, director or shareholder of Meridian. No officer or director of the Fund (who is not a director of Meridian) owns securities or has any other material direct or indirect interest in Meridian or a person controlling, controlled by or under common control with Meridian.

THE CURRENT SUB-ADVISORY AGREEMENT

     Meridian has served as an investment sub-adviser of the Portfolios under the Current Sub-Advisory Agreement since January 1, 1997. Subject to the supervision of the Fund's Board of Directors and WRL Management, Meridian is generally responsible for supervising and directing the investments of the Portfolios in accordance with each Portfolio's stated investment objective, policies and restrictions and such other limitations as directed by the appropriate officers of WRL Management or the Fund. SINCE FEBRUARY 28, 1997, MERIDIAN HAS --VOLUNTARILY AND FOR NO ADDITIONAL COMPENSATION BEYOND THAT SET FORTH IN THE CURRENT SUB-ADVISORY AGREEMENT -- ASSUMED RESPONSIBILITY FOR ACTUALLY SELECTING INDIVIDUAL SECURITIES AND OTHER ASSETS FOR THE PORTFOLIOS -- A RESPONSIBILITY PREVIOUSLY ASSUMED BY INVESCO MANAGEMENT UNDER THE NOW TERMINATED INVESCO SUB-ADVISORY AGREEMENT. As compensation for its services to the Portfolios, Meridian receives monthly compensation from WRL Management equal, as a percentage of each Portfolio's average daily net assets, to an annual rate of 0.30% of the first $100 million of assets and 0.35% of assets in excess of $100 million.

     Pursuant to the Current Sub-Advisory Agreement, Meridian expressly has the responsibility: to furnish continuous investment information, advice and recommendations to the Fund as to the asset allocation, industry and country selections for any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time; to cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolios, the investment recommendations of Meridian, and the investment considerations which have given rise to those recommendations; to furnish such quantitative investment research, statistical and analytical information and reports as may reasonably be required by the Fund from time to time; and to make decisions with regard to asset allocation, industry and country selections for each Portfolio. Meridian is also obligated to maintain all books and records required to be maintained by Meridian pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. Meridian bears all of its expenses in connection with the performance of its services.

     Under its terms, the Current Sub-Advisory Agreement, as it relates to each Portfolio, will continue in effect until January 1, 1999, and from year to year thereafter, so long as such continuance is specifically approved at least annually by the vote of a majority of the disinterested directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the directors of the Fund or the affirmative vote of a majority of the outstanding voting securities of such Portfolio. The Current Sub-Advisory Agreement may be terminated with respect to a Portfolio at any time by the Board of Directors of the Fund, or by vote of a majority of the outstanding voting securities of the Portfolio, in each case without penalty on 60 days' written notice to Meridian, by WRL Management on 60 days' written notice to Meridian (without penalty) or if Meridian becomes unable to discharge its duties and obligations under the Current Sub-Advisory Agreement, or by Meridian without penalty on 60 days' written notice to WRL Management, and will automatically terminate in the event of its assignment or upon termination of the Current Advisory Agreement. The Current Sub-Advisory Agreement may be amended with respect to a Portfolio only with the approval by the affirmative vote of a majority of the outstanding voting securities of the Portfolio and the approval by the vote of a majority of the disinterested directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of such amendment.

     The terms of the Current Sub-Advisory Agreement were approved by the Board of Directors of the Fund, including by vote of a majority of its disinterested directors cast in person, at a meeting called for such purpose and held on October 3, 1996, and approved by the vote of a majority of the outstanding voting securities of each Portfolio at a special meeting of shareholders on December 16, 1996. The Current Sub-Advisory Agreement was submitted to a vote of shareholders of the Fund at that time to permit the internal restructuring of Western Reserve on January 1, 1997, which included a change of the Fund's investment adviser from Western Reserve to WRL Management and the automatic termination of a prior investment sub-advisory contract between Western Reserve and Meridian.

     During the Fund's fiscal year ended December 31, 1996, Western Reserve paid Meridian (under the prior investment sub-advisory agreement) an aggregate investment sub-advisory fee of $7,223, $1,758 and $2,261 for investment advisory assistance and portfolio management advice, on behalf of the Global Sector Portfolio, US Sector Portfolio and Foreign Sector Portfolio, respectively. During that year, the Fund paid no fees to Meridian, its affiliates or any affiliate of such affiliates, for services provided to the Fund other than under the prior investment sub-advisory agreement.

THE PROPOSED SUB-ADVISORY AGREEMENT

     The Proposed Sub-Advisory Agreement is substantially similar to the Current Sub-Advisory Agreement, except for: (i) certain material changes in the nature, reflecting a significant expansion in the scope, of services provided by Meridian (discussed below); (ii) a change in the method of computing the investment sub-advisory fee payable to Meridian by WRL Management, resulting in an increase in Meridian's compensation as a percentage of net assets of each Portfolio (discussed below); and (iii) the dates of execution, effectiveness and termination. In essence, the Proposed Sub-Advisory Agreement constitutes an amendment to the Current Sub-Advisory Agreement whereby Meridian formalizes and is compensated for its expanded role as the sole investment sub-adviser of the Portfolios, following the termination of the INVESCO Sub-Advisory Agreement. The description herein of the terms of the Proposed Sub-Advisory Agreement is qualified by reference to the full text of the Form of Proposed Sub-Advisory Agreement itself, which appears as Exhibit B to this Proxy Statement and is marked to highlight the changes from the Current Sub-Advisory Agreement.

     In addition to the change in the dates of execution, effectiveness and termination, the Proposed Sub-Advisory Agreement differs from the Current Sub-Advisory Agreement as follows:

(i)   EXPANDED SCOPE OF SERVICES

      (a) ADDITIONAL RESPONSIBILITIES. The Proposed Sub-Advisory Agreement requires Meridian to furnish continuous investment information, advice and recommendations as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time. The Current Sub-Advisory Agreement limits Meridian's role to furnishing such information, advice and recommendations, and making decisions, with regard to asset allocation, industry and country selections for each Portfolio.

      (b) ADDITIONAL AUTHORITY. Under the Proposed Sub-Advisory Agreement, Meridian is explicitly authorized, in its discretion and without prior consultation with the Portfolios or the Investment Adviser, to:

            (1) buy, sell, exchange, convert, lend, and otherwise trade in stocks, bonds and other securities or assets; and

            (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as Meridian may select.

     The Current Sub-Advisory Agreement does not explicitly grant such broad discretionary powers.

(ii)  INCREASED INVESTMENT SUB-ADVISORY FEE

      Under the Proposed Sub-Advisory Agreement, Meridian will receive monthly compensation equal to 50% of the fees (I.E., solely the investment advisory fee) received by WRL Management with respect to the Portfolios. Because the monthly compensation to be received by WRL Management under the Proposed Advisory Agreement is at an annual rate of 0.80% of the average daily net assets of each Portfolio, the resulting monthly compensation to be received by Meridian under the Proposed Sub-Advisory Agreement for its expanded scope of services is at an annual rate of 0.40% of the average daily net assets of each Portfolio. If the investment sub-advisory fee under the Proposed Sub-Advisory Agreement (and the investment advisory fee under the Proposed Advisory Agreement) had been in effect during the Fund's fiscal year ended December 31, 1996, WRL Management would have paid Meridian an aggregate investment sub-advisory fee of $9,631, $2,344 and $3,014 for expanded investment sub-advisory services, with respect to the Global Sector Portfolio, US Sector Portfolio and Foreign Sector Portfolio, respectively. Thus, had the proposed fee been in effect during that year, the aggregate investment sub-advisory fee for each Portfolio would have been 133% of the aggregate investment sub-advisory fee actually paid by Western Reserve to Meridian.

     In evaluating the Proposed Sub-Advisory Agreement, the Board considered the nature, quality and extent of services provided under the Current Sub-Advisory Agreement and took note of the nature, quality and extent of the additional services -- provided voluntarily by Meridian, following the termination of the INVESCO Sub-Advisory Agreement on February 28, 1997 -- with respect to actually selecting individual securities and other assets for each Portfolio. The Board analyzed the reputation, experience, personnel, resources, financial condition, and performance of Meridian, as reflected in the other mutual fund portfolios and individual, corporate, charitable and retirement accounts to which it provides investment management services. The Board also considered the statements made by representatives of Meridian regarding its skills and capabilities to provide the expanded scope of services in the performance of its duties under the Proposed Sub-Advisory Agreement.

     Meridian began operations in 1991 and, using value-based proprietary sector (I.E., asset category, industry and country) rotation techniques, has over $650 million under management (as of March 1, 1997). Meridian weights and rotates assets among 115 industries and over 30 individual countries, focusing its investment decisions on the most underpriced bargains. Meridian has performed stock selection services for portfolios since 1993 and currently manages 13 stock portfolios, which have total assets of approximately $25 million. For U.S. investing, stocks are selected based on their ability to track with the industry to which such stock is related, as well as on potential for superior growth within the respective industry. Outside the U.S., Meridian believes that the most significant determinant of portfolio performance is not industry selection, but country selection. In managing accounts for which it has responsibility for individual securities selection, Meridian employs virtually the same strategy that it uses as a sector rotation manager. Overall, Meridian is committed to continual proprietary research and adheres to a philosophy of quantitative, disciplined investing.

     Based upon the Directors' review and evaluation of the information presented, and in consideration of all factors deemed relevant to their deliberations, the Board of Directors determined that the Proposed Sub-Advisory Agreement is fair, reasonable, and in the best interest of each Portfolio and its shareholders. Accordingly the Board, including the disinterested directors, unanimously approved the terms of the Proposed Sub-Advisory Agreement and determined to submit the Proposed Sub-Advisory Agreement for consideration by the shareholders of each Portfolio. If the Proposed Sub-Advisory Agreement is not approved by the shareholders of a Portfolio, the Board will consider what steps to take in the best interest of that Portfolio and its shareholders.

       THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSED
              SUB-ADVISORY AGREEMENT WITH RESPECT TO EACH PORTFOLIO

                                  * * *

                         CERTAIN OTHER SERVICE PROVIDERS

     The principal underwriter of the Fund is InterSecurities, Inc., a Delaware corporation, whose principal office is located at 201 Highland Avenue, Largo, Florida 33770. The administrator of the Fund is WRL Investment Services, Inc., a Florida corporation, whose principal office is also located at 201 Highland Avenue, Largo, Florida 33770.

                              SHAREHOLDER PROPOSALS

     As a general matter, the Fund does not hold annual meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, 201 Highland Avenue, Largo, Florida 33770.

                                  ANNUAL REPORT

     A copy of the Fund's Annual Report may be obtained without charge upon request by writing to the Fund at the address above first written, or by calling 1-800-851-9777.

                                 OTHER BUSINESS

     Management knows of no business to be presented to the Meeting other than the matters set forth in this Proxy Statement, but should any other matter requiring vote of shareholders arise, the proxies will vote thereon according to their judgment in the best interest of the Portfolio.

                                    By Order of the Board of Directors



                                    Thomas E.  Pierpan
                                    VICE PRESIDENT & ASSISTANT SECRETARY

Largo, Florida
May 12, 1997

                                    EXHIBIT A

                              WRL SERIES FUND, INC.

                     PROPOSED INVESTMENT ADVISORY AGREEMENT

     This Agreement, entered into between WRL Series Fund, Inc., a Maryland corporation (referred to herein as the "Fund"), and WRL Investment Management, Inc., a Florida corporation (referred to herein as "WRL Management"), to provide certain investment advisory services with respect to the series of shares of common stock of the Fund.

     The Fund is registered as an open-end investment company under the Investment Company Act of 1940, as amended, (the "1940 Act") and consists of more than one series of shares (the "Portfolios"). In managing its Portfolios, the Fund wishes to have the benefit of the investment advisory services of WRL Management and its assistance in performing certain management functions. WRL Management desires to furnish such services to the Fund and to perform the functions assigned to it under this Agreement for the considerations provided. Schedule A lists the effective date and termination date of this Agreement for each Portfolio of the Fund. Accordingly, the parties have agreed as follows:

     1. INVESTMENT ADVISORY SERVICES. In its capacity as investment adviser to the Fund, WRL Management shall have the following responsibilities:

           (a) to furnish continuous advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time;

           (b) to cause its officers to attend meetings and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Board of Directors and appropriate officers of the Fund fully informed as to the conditions of each investment portfolio of the Portfolios, the investment recommendations of WRL Management, and the investment considerations which have given rise to those recommendations;

           (c) to supervise the purchase and sale of securities of the Portfolios as directed by the appropriate officers of the Fund; and

           (d) to maintain all books and records required to be maintained by the Investment Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, WRL Management hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund,
           (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, WRL Management may retain copies of such records.

     WRL Management shall pay all expenses incurred in connection with the performance of its responsibilities under this Agreement. It is understood and agreed that WRL Management may, and intends to, enter into Sub-Advisory Agreements with duly registered investment advisers (the "Sub-Advisers") for each Portfolio, under which each Sub-Adviser will, under the supervision of WRL Management, furnish investment information and advice with respect to one or more Portfolios to assist WRL Management in carrying out its responsibilities under this Section 1. The compensation to be paid to each Sub-Adviser for such services and the other terms and conditions under which the services shall be rendered by the Sub-Adviser shall be set forth in the Sub-Advisory Agreement between WRL Management and each Sub-Adviser; provided, however, that such Agreement shall be approved by the Board of Directors and by the holders of the outstanding voting securities of each Portfolio in accordance with the requirements of Section 15 of the 1940 Act, and shall otherwise be subject to, and contain such provisions as shall be required by the 1940 Act.

     2. OBLIGATIONS OF THE FUND. The Fund shall have the following obligations under this Agreement:

           (a) to keep WRL Management continuously and fully informed as to the composition of each Portfolio's investment securities and the nature of all of its assets and liabilities from time to time;

           (b) to furnish WRL Management with a certified copy of any financial statement or report prepared for each Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

           (c) to furnish WRL Management with any further materials or information which WRL Management may reasonably request to enable it to perform its functions under this Agreement; and

           (d) to compensate WRL Management for its services in accordance with the provisions of Section 3 hereof.

     3. COMPENSATION. For its services under this Agreement, WRL Management is entitled to receive from each Portfolio a monthly fee, payable on the last day of each month during which or part of which this Agreement is in effect, as set forth on Schedule A attached to this Agreement, as it may be amended from time to time in accordance with Section 11 below. For the month during which this Agreement becomes effective and the month during which it terminates, however, there shall be an appropriate pro-ration of the fee payable for such month based on the number of calendar days of such month during which this Agreement is effective.

     4. EXPENSES PAID BY EACH PORTFOLIO. Nothing in this Agreement shall be construed to impose upon WRL Management the obligation to incur, pay, or reimburse a Portfolio for any expenses. A Portfolio shall pay all of its expenses including, but not limited to:

           (a) all costs and expenses, including legal and accounting fees, incurred in connection with the formation and organization of a Portfolio, including the preparation (and filing, when necessary) of the Portfolio's contracts, plans and documents; conducting meetings of organizers, directors and shareholders, and all other matters relating to the formation and organization of a Portfolio and the preparation for offering its shares. The organization of a Portfolio for all of the foregoing purposes will be considered completed upon effectiveness of the post-effective amendment to the Fund's registration statement to register the Portfolio under the Securities Act of 1933.

           (b) all costs and expenses, including legal and accounting fees, filing fees and printing costs, in connection with the preparation and filing of the post-effective amendment to the Fund's registration statement to register the Portfolio under the Securities Act of 1933 and the 1940 Act (including all amendments thereto prior to the effectiveness of the registration statement under the Securities Act of 1933);

           (c) investment advisory fees;

           (d) any compensation, fees, or reimbursements which the Fund pays to its Directors who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of the Fund or WRL Management;

           (e) compensation of the Fund's custodian, administrator, registar and dividend disbursing agent;

           (f) legal, accounting and printing expenses;

           (g) other administrative, clerical, recordkeeping and bookkeeping expenses;

           (h) pricing costs, including the daily calculation of net asset value;

           (i) auditing;

           (j) insurance premiums, including Fidelity Bond Coverage, Error & Ommissions Coverage and Directors and Officers Coverage, in accordance with the provisions of the 1940 Act and the rules thereunder;

           (k) services for shareholders, including allocable telephone and personnel expenses;

           (l) brokerage commissions and all other expenses in connection with execution of portfolio transactions, including interest:

           (m) all federal, state and local taxes (including stamp, excise, income and franchise taxes) and the preparation and filing of all returns and reports inconnection therewith;

           (n) costs of certificates and the expenses of delivering such certificates to the purchasers of shares relating thereto;

           (o) expenses of local representation in Maryland;

           (p) fees and/or expenses payable pursuant to any plan of distribution adopted with respect to the Fund in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder;

           (q) expenses of shareholders' meetings and of preparing, printing and distributing notices, proxy statements and reports to shareholders;

           (r) expenses of preparing and filing reports with federal and state regulatory authorities;

           (s) all costs and expenses, including fees and disbursements, of counsel and auditors, filing and renewal fees and printing costs in connection with the filing of any required amendments, supplements or renewals of registration statement, qualifications or prospectuses under the Securities Act of 1933 and the securities laws of any states or territories subsequent to the effectiveness of the initial registration statement under the Securities Act of 1933;

           (t) all costs involved in preparing and printing prospectuses of the Fund;

           (u) extraordinary expenses; and

           (v) all other expenses properly payable by the Fund or the Portfolios.

     5. TREATMENT OF INVESTMENT ADVICE. With respect to the Portfolios, the Fund shall treat the investment advice and recommendations of WRL Management as being advisory only, and shall retain full control over its own investment policies. However, the Directors of the Fund may delegate to the appropriate officers of the Fund, or to a committee of Directors, the power to authorize purchases, sales or other actions affecting the Portfolios in the interim between meetings of the Directors, provided such action is consistent with the established investment policy of the Directors and is reported to the Directors at their next meeting.

     6. BROKERAGE COMMISSIONS. For purposes of this Agreement, brokerage commissions paid by each Portfolio upon the purchase or sale of its portfolio securities shall be considered a cost of securities of the Portfolio and shall be paid by the Portfolio. WRL Management is authorized and directed to place each Portfolio's securities transactions, or to delegate to the Sub-Adviser of that Portfolio the authority and direction to place the Portfolio's securities transactions, only with brokers and dealers who render satisfactory service in the execution of orders at the most favorable price and at reasonable commission rates (best price and execution); provided, however, that WRL Management or the Sub-Adviser, may pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if WRL Management or the Sub-Adviser determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer viewed in terms of either that particular transaction or the overall responsibilities of WRL Management or the Sub-Adviser. WRL Management and the Sub-Adviser are also authorized to consider sales of individual and group life insurance policies and/or variable annuity contract issued by Western Reserve Life Assurance Co. of Ohio by a broker-dealer as a factor in selecting broker-dealers to execute the Portfolio's securities transactions, provided that in placing portfolio business with such broker-dealers, WRL Management and the Sub-Adviser shall seek the best execution of each transaction and all such brokerage placement shall be consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. Notwithstanding the foregoing, the Fund shall retain the right to direct the placement of all securities transactions of the Portfolios, and the Directors may establish policies or guidelines to be followed by WRL Management and the Sub-Advisers in placing securities transactions for each Portfolio pursuant to the foregoing provisions. WRL Management shall report on the placement of portfolio transactions each quarter to the Directors of the Fund.

     7. LIMITATION ON EXPENSES OF THE PORTFOLIOS. If the insurance or securities laws, regulations or policies of any state in which shares of the Portfolios are qualified for sale limit the operation and management expenses (collectively referred to as "Normal Operating Expenses" and as described below), WRL Management will pay on behalf of the Portfolios the amount by which such expenses exceed the lowest of such state limitations (the "Expense Limitation"). Normal Operating Expenses include, but are not limited to, the fees of the Portfolios' investment adviser, the compensation of its custodian, registrar, auditors and legal counsel, printing expenses, expenses incurred in complying with all laws applicable to the sale of shares of the Portfolios and any compensation, fees, or reimbursement which the Portfolios pay to Directors of the Fund who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of WRL Management, but excluding all interest and all federal, state and local taxes (such as stamp, excise, income, franchise and similar taxes). If Normal Operating Expenses exceed in any year the Expense Limitation of the Fund, WRL Management shall pay for those excess expenses on behalf of the Portfolios in the year in which they are incurred. Expenses of the Portfolios shall be calculated and accrued monthly. If at the end of any month the accrued expenses of the Portfolios exceed a pro rata portion of the above-described Expense Limitation, based upon the average daily net asset value of the Portfolios from the beginning of the fiscal year through the end of the month for which calculation is made, the amount of such excess shall be paid by WRL Management on behalf of the Portfolios and such excess amounts shall continue to be paid until the end of a month when such accrued expenses are less than the pro rata portion of such Expense Limitation. Any necessary final adjusting payments, whether from WRL Management to the Portfolios or from the Portfolios to WRL Management, shall be made as soon as reasonably practicable after the end of the fiscal year.

     8. TERMINATION. This Agreement may be terminated at any time, without penalty, by the Directors of the Fund or by the shareholders of each Portfolio acting by vote of at least a majority of its outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) provided in either case that 60 days' written notice of termination be given to WRL Management at its principal place of business. This Agreement may be terminated by WRL Management at any time by giving 60 days' written notice of termination to the Fund, addressed to its principal place of business.

     9. ASSIGNMENT. This Agreement shall terminate automatically in the event of any assignment (as the term is defined in Section 2(a)(4) of the 1940 Act) of this Agreement.

     10. TERM. This Agreement shall continue in effect, unless sooner terminated in accordance with its terms, as provided for each Portfolio on Schedule A, and shall continue in effect from year to year thereafter provided such continuance is specifically approved at least annually by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Directors of the Fund or the affirmative vote of a majority of the outstanding voting securities of each Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

     11. AMENDMENTS. This Agreement may be amended only with the approval of the affirmative vote of a majority of the outstanding voting securities of each Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act) and the approval by the vote of a majority of Directors of the Fund who are not parties hereto or interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted in accordance with the 1940 Act.

     12. PRIOR AGREEMENTS. This Agreement constitutes the entire agreement between the parties hereto and supersedes in its entirety any and all previous agreements between the parties relative to the subject matter hereof.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ATTEST:                                 WRL SERIES FUND, INC.


                                        By:
----------------------                     ------------------------------------
Assistant Vice President                   Chairman of the Board and President
and Assistant Secretary


ATTEST:                                 WRL INVESTMENT MANAGEMENT, INC.

                                        By:
-----------------------                    ------------------------------------
Assistant Vice President                   President and Treasurer
and Assistant Secretary

                                   Schedule A

SCHEDULE EFFECTIVE JUNE 16, 1997

                             PERCENTAGE OF MONTHLY            EFFECTIVE
     PORTFOLIO                 AVERAGE DAILY NET       DATE/TERMINATION DATE
                                    ASSETS
                                                          January 1, 1997/
Growth                               0.80%                 January 1, 1999

                                                          January 1, 1997/
Bond                                 0.50%                 January 1, 1999

                                                          January 1, 1997/
Global                               0.80%                 January 1, 1999

                                                          January 1, 1997/
Money Market                         0.40%                 January 1, 1999

Short-to-Intermediate                                     January 1, 1997/
Government                           0.60%                 January 1, 1999

                                                          January 1, 1997/
Emerging Growth                      0.80%                 January 1, 1999

                                                          January 1, 1997/
Strategic Total Return               0.80%                 January 1, 1999

                                                          January 1, 1997/
Balanced                             0.80%                 January 1, 1999

                                                          January 1, 1997/
Aggressive Growth                    0.80%                 January 1, 1999

                                                          January 1, 1997/
Growth & Income                      0.75%                 January 1, 1999

                                                          January 1, 1997/
Tactical Asset Allocation            0.80%                 January 1, 1999

                                                          January 1, 1997/
Value Equity                         0.80%                 January 1, 1999

                                                          January 1, 1997/
C.A.S.E. Growth                      0.80%                 January 1, 1999

                                                          January 1, 1997/
C.A.S.E. Quality Growth              0.80%                 January 1, 1999

                                                          January 1, 1997/
C.A.S.E. Growth & Income             0.80%                 January 1, 1999

                             PERCENTAGE OF MONTHLY            EFFECTIVE
     PORTFOLIO                 AVERAGE DAILY NET         DATE/TERMINATION DATE
                                    ASSETS
                                                            June 16, 1997/
Global Sector                        0.80%                 January 1, 1999

                                                            June 16, 1997/
Foreign Sector                       0.80%                 January 1, 1999

                                                            June 16, 1997/
US Sector                            0.80%                 January 1, 1999

                                                          January 1, 1997/
International Equity                 1.00%                 January 1, 1999

                                                          January 1, 1997/
U.S. Equity                          0.80%                 January 1, 1999

                                    EXHIBIT B

                                    PROPOSED
                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                         WRL INVESTMENT MANAGEMENT, INC.
                                       AND
                  MERIDIAN INVESTMENT MANAGEMENT CORPORATION

      SUB-ADVISORY AGREEMENT, made as of the ____ day of June, 1997, between WRL Investment Management, Inc. ("Investment Adviser"), a corporation organized and existing under the laws of the State of Florida and Meridian Investment Management Corporation ("Sub-Adviser"), a corporation organized and existing under the laws of the State of Colorado.

      WHEREAS, the Investment Adviser has entered into an Investment Advisory Agreement dated as of the 1st day of January, 1997, as amended June 16, 1997 ("Advisory Agreement") with the WRL Series Fund, Inc. ("Fund"), a Maryland corporation which is engaged in business as an open-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"); and

      WHEREAS, the Fund is authorized to issue shares of the Global Sector, US Sector and Foreign Sector Portfolios ("Portfolios"), each a separate series of the Fund;

      WHEREAS, the Sub-Adviser is engaged principally in the business of rendering investment advisory services and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended ("Advisers Act"); and

      WHEREAS, the Investment Adviser desires to retain the Sub-Adviser as sub-adviser to furnish certain investment advisory services to the Investment Adviser with respect to the Portfolios and the Sub-Adviser is willing to furnish such services;

      NOW, THEREFORE, in consideration of the premises and mutual promises herein set forth, the parties hereto agree as follows:

      1.    APPOINTMENT.

      Investment Adviser hereby appoints the Sub-Adviser as its investment sub-adviser with respect to the Portfolios for the period and on the terms set forth in this Agreement. The Sub-Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

      2.    DUTIES OF THE SUB-ADVISER.

            A. INVESTMENT SUB-ADVISORY SERVICES. Subject to the supervision of the Fund's Board of Directors ("Board") and the Investment Adviser, the Sub-Adviser shall act as the investment sub-adviser and shall supervise and direct the investments of the Portfolios in accordance with each Portfolio's investment objective, policies, and restrictions as provided in the Fund's Prospectus and Statement of Additional Information, as currently in effect and as amended or supplemented from time to time (hereinafter referred to as the "Prospectus"), and such other limitations as directed by the appropriate officers of the Investment Adviser or the Fund by notice in writing to the Sub-Adviser. The Sub-Adviser shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Portfolios in a manner consistent with each Portfolio's investment objective, policies, and restrictions. In furtherance of this duty, the Sub-Adviser, on behalf of the Portfolios, is authorized, in its discretion and without prior consultation with the Portfolios or the Investment Adviser, to:

          (1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds and other securities or assets; and

          (2) place orders and negotiate the commissions (if any) for the execution of transactions in securities or other assets with or through such brokers, dealers, underwriters or issuers as the Sub-Adviser may select.

          B. ADDITIONAL DUTIES OF SUB-ADVISER. In addition to the above, Sub-Adviser shall:

          (1) furnish continuous investment information, advice and recommendations to the Fund as to the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolios may own or contemplate acquiring from time to time;

          (2) cause its officers to attend meetings of the Fund and furnish oral or written reports, as the Fund may reasonably require, in order to keep the Fund and its officers and Board fully informed as to the condition of the investment securities of the Portfolios, the investment recommendations of the Sub-Adviser, and the investment considerations which have given rise to those recommendations; and

          (3) furnish such quantitative investment research, statistical and analytical information and reports as may reasonably be required by the Fund from time to time; and

          C. FURTHER DUTIES OF SUB-ADVISER. In all matters relating to the performance of this Agreement, the Sub-Adviser shall act in conformity with the Fund's Articles of Incorporation and By-Laws, as each may be amended or supplemented, and currently effective Registration Statement (as defined below) and with the written instructions and directions of the Board and the Investment Adviser, and shall comply with the requirements of the 1940 Act, the Advisers Act, the rules thereunder, and all other applicable federal and state laws and regulations.

      3.    COMPENSATION.

      For the services provided and the expenses assumed by the Sub-Adviser pursuant to this Agreement, the Sub-Adviser shall receive a monthly investment management fee equal to 50% of the fees received by the Investment Adviser for each Portfolio. The management fee shall be payable by the Investment Adviser monthly to the Sub-Adviser upon receipt by the Investment Adviser from the Portfolios of advisory fees payable to the Investment Adviser. If this Agreement becomes effective or terminates before the end of any month, the investment management fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be pro-rated according to the pro-ration which such period bears to the full month in which such effectiveness or termination occurs.

      4.    DUTIES OF THE INVESTMENT ADVISER.

            A. The Investment Adviser shall continue to have responsibility for all services to be provided to the Portfolios pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement.

            B. The Investment Adviser has furnished the Sub-Adviser with copies of each of the following documents and will furnish to the Sub-Adviser at its principal office all future amendments and supplements to such documents, if any, as soon as practicable after such documents become available:

            (1) The Articles of Incorporation of the Fund, as filed with the State of Maryland, as in effect on the date hereof and as amended from time to time ("Articles");

            (2) The By-Laws of the Fund as in effect on the date hereof and as amended from time to time ("By-Laws");

            (3) Certified resolutions of the Board of the Fund authorizing the appointment of the Investment Adviser and the Sub-Adviser and approving the form of the Advisory Agreement and this Agreement;

            (4) The Fund's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A, as filed with the Securities and Exchange Commission ("SEC") relating to the Portfolios and its shares and all amendments thereto ("Registration Statement");

            (5) The Notification of Registration of the Fund under the 1940 Act on Form N-8A as filed with the SEC and any amendments thereto;

            (6) The Portfolios' Prospectus (as defined above); and

            (7) A certified copy of any publicly available financial statement or report prepared for the Fund by certified or independent public accountants, and copies of any financial statements or reports made by the Portfolios to its shareholders or to any governmental body or securities exchange.

      The Investment Adviser shall furnish the Sub-Adviser with any further documents, materials or information that the Sub-Adviser may reasonably request to enable it to perform its duties pursuant to this Agreement.

            C. During the term of this Agreement, the Investment Adviser shall furnish to the Sub-Adviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature, or other material prepared for distribution to shareholders of the Portfolios or the public, which refer to the Sub-Adviser or investment companies or other advisory accounts advised or sponsored by the Sub-Adviser in any way, prior to the use thereof, and the Investment Adviser shall not use any such materials if the Sub-Adviser reasonably objects in writing fifteen business days (or such other time as may be mutually agreed) after receipt thereof.

      5.    BROKERAGE.

            A. The Sub-Adviser agrees that, in placing orders with broker-dealers for the purchase or sale of portfolio securities, it shall attempt to obtain quality execution at favorable security prices (best price and execution); provided that, on behalf of the Fund, the Sub-Adviser may, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended ("1934 Act"), a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions, if the Sub-Adviser determines in good faith that such commission is reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Sub-Adviser with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the 1934 Act). In no instance will portfolio securities be purchased from or sold to the Sub-Adviser, or any affiliated person thereof, except in accordance with the federal securities laws and the rules and regulations thereunder.

            B. On occasions when the Sub-Adviser deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients of the Sub-Adviser, the Sub-Adviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be purchased or sold to attempt to obtain a more favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the

Sub-Adviser in the manner the Sub-Adviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

            C. In addition to the foregoing, the Sub-Adviser agrees that orders with broker-dealers for the purchase or sale of portfolio securities by the Portfolios shall be placed in accordance with the standards set forth in the Advisory Agreement.

      6.    OWNERSHIP OF RECORDS.

      The Sub-Adviser shall maintain all books and records required to be maintained by the Sub-Adviser pursuant to the 1940 Act and the rules and regulations promulgated thereunder with respect to transactions on behalf of the Fund. In compliance with the requirements of Rule 31a-3 under the 1940 Act, the Sub-Adviser hereby agrees: (i) that all records that it maintains for the Fund are the property of the Fund, (ii) to preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any records that it maintains for the Fund and that are required to be maintained by Rule 31a-1 under the 1940 Act and (iii) agrees to surrender promptly to the Fund any records that it maintains for the Fund upon request by the Fund; provided, however, the Sub-Adviser may retain copies of such records.

      7.    REPORTS.

      The Sub-Adviser shall furnish to the Board or the Investment Adviser, or both, as appropriate, such information, reports, evaluations, analyses and opinions as the Sub-Adviser and the Board or the Investment Adviser, as appropriate, may mutually agree upon from time to time.

      8.    SERVICES TO OTHERS CLIENTS.

      Nothing contained in this Agreement shall limit or restrict (i) the freedom of the Sub-Adviser, or any affiliated person thereof, to render investment management and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms, or corporations, or to engage in any other business activities, or (ii) the right of any director, officer, or employee of the Sub-Adviser, who may also be a director, officer, or employee of the Fund, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

      9.    REPRESENTATIONS OF SUB-ADVISER.

      The Sub-Adviser represents, warrants, and agrees as follows:

            A. The Sub-Adviser: (i) is registered as an investment adviser under the Advisers Act and will continue to be so registered for so long as this Agreement remains in effect; (ii) is not prohibited by the 1940 Act or the Advisers Act from performing the services contemplated by this Agreement; (iii) has met, and will continue to meet for so long as this Agreement remains in effect, any applicable federal or state requirements, or the applicable requirements of any regulatory or industry self-regulatory agency, necessary to be met in order to perform the services contemplated by this Agreement; (iv) has the authority to enter into and perform the services contemplated by this Agreement; and (v) will immediately notify the Investment Adviser of the occurrence of any event that would disqualify the Sub-Adviser from serving as an investment adviser of an investment company pursuant to Section 9 (a) of the 1940 Act or otherwise.

            B. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and, if it has not already done so, will provide the Investment Adviser and the Fund with a copy of such code of ethics, together with evidence of its adoption.

            C. The Sub-Adviser has provided the Investment Adviser and the Fund with a copy of its Form ADV as most recently filed with the SEC and will, promptly after filing any amendment to its Form ADV with the SEC, furnish a copy of such amendment to the Investment Adviser.

      10.   TERM OF AGREEMENT.

      This Agreement shall become effective upon the date first above written, provided that this Agreement shall not take effect unless it has first been approved (i) by a vote of a majority of those Directors of the Fund who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of a majority of each Portfolio's outstanding voting securities. Unless sooner terminated as provided herein, this Agreement shall continue in effect until January 1, 1999. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Portfolios, subject to the termination provisions and all other terms and conditions hereof, so long as such continuation shall be specifically approved at least annually (a) by either the Board, or by vote of a majority of the outstanding voting securities of each Portfolio; and (b) in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Directors of the Fund who are not parties to this Agreement or interested persons of any such party. The Sub-Adviser shall furnish to the Fund, promptly upon its request such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

      11.   TERMINATION OF AGREEMENT.

      Notwithstanding the foregoing, this Agreement may be terminated at any time, without the payment of any penalty, by vote of the Board or by a vote of a majority of the outstanding voting securities of each Portfolio on at least 60 days' prior written notice to the Sub-Adviser. This Agreement may also be terminated by the Investment Adviser: (i) on at least 60 days' prior written notice to the Sub-Adviser, without the payment of any penalty; or (ii) if the Sub-Adviser becomes unable to discharge its duties and obligations under this Agreement. The Sub-Adviser may terminate this Agreement at any time, or preclude its renewal without the payment of any penalty, on at least 60 days' prior notice to the Investment Adviser. This Agreement shall terminate automatically in the event of its assignment or upon termination of the Advisory Agreement.

      12.   AMENDMENT OF AGREEMENT.

      No provision of this Agreement may be changed, waived, discharged, or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge, or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of a majority of each Portfolio's outstanding voting securities, unless otherwise permitted in accordance with the 1940 Act.

      13.   MISCELLANEOUS.

            A. GOVERNING LAW. This Agreement shall be construed in accordance with the laws of the State of Maryland without giving effect to the conflicts of laws principles thereof, and the 1940 Act. To the extent that the applicable laws of the State of Maryland conflict with the applicable provisions of the 1940 Act, the latter shall control.

            B. CAPTIONS. The captions contained in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect.

            C. ENTIRE AGREEMENT. This Agreement represents the entire agreement and understanding of the parties hereto and shall supersede any prior agreements between the parties relating to the subject matter hereof, and all such prior agreements shall be deemed terminated upon the effectiveness of this Agreement.

            D. INTERPRETATION. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the Board of its responsibility for and control of the conduct of the affairs of the Fund.

            E. DEFINITIONS. Any question of interpretation of any term of provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations, or orders of the SEC validly issued pursuant to the 1940 Act. As used in this Agreement, the terms "majority of the outstanding voting securities," "affiliated person," "interested person," "assignment," "broker," "investment adviser," "net assets," "sale," "sell," and "security" shall have the same meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation, or order, unless the Investment Adviser and the Sub-Adviser agree to the contrary.

      IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized signatories as of the date and year first above written.

Attest:                             WRL INVESTMENT MANAGEMENT, INC.


_______________________             By:  __________________________
Assistant Secretary                 Name: Kenneth P. Beil
                                    Title: President and Treasurer

Attest:                             MERIDIAN INVESTMENT MANAGEMENT
                                    CORPORATION

_______________________             By ____________________________
                                    Name:
                                    Title:

                             VOTING INSTRUCTION FORM
                              WRL SERIES FUND, INC.
                             GLOBAL SECTOR PORTFOLIO

     VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A
          SPECIAL MEETING OF SHAREHOLDERS OF THE WRL SERIES FUND, INC.
                                  JUNE 16, 1997

      I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the Global Sector Portfolio of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a special meeting of the shareholders of the Fund ("the Meeting") to be held at 10:30 a.m. Eastern Time on June 16, 1997, at 201 Highland Avenue, Largo, Florida 33770, and any adjournment thereof, as follows:

(1) To approve the Proposed Advisory Agreement between the Fund, on behalf of the Global Sector Portfolio, and WRL Investment Management, Inc.
      ("WRL Management");

                 For  [ ]           Against  [ ]         Abstain  [ ]

(2) To approve the Proposed Sub-Advisory Agreement between WRL Management, with respect to the Global Sector Portfolio, and Meridian Investment Management Corporation;

                 For  [ ]           Against  [ ]         Abstain  [ ]

(3) In the discretion of Western Reserve, to transact such other business as may properly come before the Meeting or any adjournment thereof.

                       THE BOARD OF DIRECTORS OF THE FUND
                      RECOMMENDS A VOTE "FOR" ALL PROPOSALS

           PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE

      I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated May 12, 1997. This instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED IN PROPORTION TO THE VOTING INSTRUCTIONS SPECIFIED WITH RESPECT TO ALL CONTRACTS PARTICIPATING IN THE GLOBAL SECTOR PORTFOLIO.

      This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the meeting.

            ----------------------------------  -----------------------
            Contractowner Signature                   Date

      PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this voting instruction form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

                             VOTING INSTRUCTION FORM
                              WRL SERIES FUND, INC.
                               US SECTOR PORTFOLIO

     VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A
      SPECIAL MEETING OF SHAREHOLDERS OF THE WRL SERIES FUND, INC.
                                  JUNE 16, 1997

      I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the US Sector Portfolio of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a special meeting of the shareholders of the Fund ("the Meeting") to be held at 10:30 a.m. Eastern Time on June 16, 1997, at 201 Highland Avenue, Largo, Florida 33770, and any adjournment thereof, as follows:

(1) To approve the Proposed Advisory Agreement between the Fund, on behalf of the US Sector Portfolio, and WRL Investment Management, Inc. ("WRL Management");

                 For  [ ]           Against  [ ]         Abstain  [ ]

(2) To approve the Proposed Sub-Advisory Agreement between WRL Management, with respect to the US Sector Portfolio, and Meridian Investment Management Corporation;

                 For  [ ]           Against  [ ]         Abstain  [ ]

(3) In the discretion of Western Reserve, to transact such other business as may properly come before the Meeting or any adjournment thereof.

                       THE BOARD OF DIRECTORS OF THE FUND
                      RECOMMENDS A VOTE "FOR" ALL PROPOSALS

           PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE

      I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated May 12, 1997. This instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED IN PROPORTION TO THE VOTING INSTRUCTIONS SPECIFIED WITH RESPECT TO ALL CONTRACTS PARTICIPATING IN THE US SECTOR PORTFOLIO.

      This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the meeting.

            ----------------------------------  -----------------------
            Contractowner Signature                   Date

      PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this voting instruction form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.

                             VOTING INSTRUCTION FORM
                              WRL SERIES FUND, INC.
                            FOREIGN SECTOR PORTFOLIO

     VOTING INSTRUCTIONS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR A
          SPECIAL MEETING OF SHAREHOLDERS OF THE WRL SERIES FUND, INC.
                                  JUNE 16, 1997

      I hereby instruct Western Reserve Life Assurance Co. of Ohio ("Western Reserve") to vote the shares of the Foreign Sector Portfolio of the WRL Series Fund, Inc. ("Fund") as to which I am entitled to give instructions, as shown above, at a special meeting of the shareholders of the Fund ("the Meeting") to be held at 10:30 a.m. Eastern Time on June 16, 1997, at 201 Highland Avenue, Largo, Florida 33770, and any adjournment thereof, as follows:

(1) To approve the Proposed Advisory Agreement between the Fund, on behalf of the Foreign Sector Portfolio, and WRL Investment Management, Inc.
      ("WRL Management");

                 For  [ ]           Against  [ ]         Abstain  [ ]

(2) To approve the Proposed Sub-Advisory Agreement between WRL Management, with respect to the Foreign Sector Portfolio, and Meridian Investment Management Corporation;

                 For  [ ]           Against  [ ]         Abstain  [ ]

(3) In the discretion of Western Reserve, to transact such other business as may properly come before the Meeting or any adjournment thereof.

                       THE BOARD OF DIRECTORS OF THE FUND
                      RECOMMENDS A VOTE "FOR" ALL PROPOSALS

           PLEASE SIGN AND DATE THIS FORM AND RETURN PROMPTLY IN THE
                         ENCLOSED POSTAGE-PAID ENVELOPE

      I hereby revoke any and all voting instructions with respect to such shares previously given by me. I acknowledge receipt of the Proxy Statement dated May 12, 1997. This instruction will be voted as specified. IF NO SPECIFICATION IS MADE, THIS INSTRUCTION WILL BE VOTED IN PROPORTION TO THE VOTING INSTRUCTIONS SPECIFIED WITH RESPECT TO ALL CONTRACTS PARTICIPATING IN THE FOREIGN SECTOR PORTFOLIO.

      This instruction may be revoked at any time prior to the Meeting by executing a subsequent voting instruction form, by notifying the Secretary of the Fund in writing or by voting in person at the meeting.

            ----------------------------------  -----------------------
            Contractowner Signature                   Date

      PLEASE SIGN, DATE AND RETURN THIS FORM PROMPTLY. Signature should be exactly as name or names appear on this voting instruction form. If the individual signing the form is a fiduciary (E.G., attorney, executor, trustee, guardian, etc.), the individual's signature must be followed by his full title.